Nicor Gas Company
Form 10-K
Exhibit 24.01

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ ROBERT M. BEAVERS, JR.
Robert M. Beavers, Jr.

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ BRUCE P. BICKNER
Bruce P. Bickner

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ JOHN H. BIRDSALL, III
John H. Birdsall, III

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ NORMAN R BOBINS
Norman R Bobins

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ BRENDA J. GAINES
Brenda J. Gaines

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ RAYMOND A. JEAN
Raymond A. Jean

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ DENNIS J. KELLER
Dennis J. Keller

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ R. EDEN MARTIN
R. Eden Martin

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ GEORGIA R. NELSON
Georgia R. Nelson

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ ARMANDO J. OLIVERA
Armando J. Olivera

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ JOHN RAU
John Rau

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2010 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date:  February 17, 2011

/s/ JOHN C. STALEY
John C. Staley